United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 30, 2013

Date of Report

BISON PETROLEUM, CORP.

(Exact name of Registrant as specified in its Charter)

Nevada	000-54574	42-1771342
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2625 E. Cottonwood Park, Suite 503

Salt Lake City, Utah 84121

 (Address of Principal Executive Offices)

(801) 990-3180

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See Exhibit 99.1, Press Release dated October 30, 2013, regarding recent developments with the Company.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press Release dated October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BISON PETROLEUM, CORP.

Date:	October 30, 2013	By:	/s/ Antonio Martinez-Guzman
Antonio Martinez-Guzman
President

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